SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 27, 1999
                                                          ------------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Canandaigua Brands, Inc. released the following information on September 27, 1999 regarding its second quarter 2000 results:

                CANANDAIGUA BRANDS REPORTS SECOND QUARTER RESULTS

Fairport, New York, September 27, 1999 - Canandaigua Brands, Inc. (Nasdaq: CBRNA and CBRNB), today reported earnings per share on a diluted basis of $1.14 for the three months ended August 31, 1999 ("Second Quarter 2000"), an increase of 30 percent over earnings per share of $0.88 for the three months ended August 31, 1998 ("Second Quarter 1999").
     Richard Sands, Chairman and Chief Executive Officer of Canandaigua Brands, said, "Our performance was very strong in the second quarter. Exclusive of acquisitions, our portfolio of brands posted impressive sales and earnings gains, with sales increasing 13 percent and operating income growing more than 20 percent. The acquisitions we completed over the last year included expanding to the United Kingdom, enhancing our distilled spirits portfolio and gaining a major presence in the fine wine category. Each of the acquired businesses exceeded our expectations for the quarter, with solid volume growth recorded in each category; together, the acquisitions made a positive contribution to earnings."
     Mr. Sands added, "Overall, the Company experienced healthy growth in each major category of business, with pro forma volumes up 15 percent for the quarter. Canandaigua Brands is clearly on track to benefit from the business development strategies we've implemented in the pursuit of our mission to become a leader in the drinks business worldwide."

CONSOLIDATED RESULTS
     Net sales reached $622 million in Second Quarter 2000, a 78 percent increase over Second Quarter 1999. Most of the sales growth resulted from the acquisitions completed between December 1998 and June 1999; however, net sales of the Company's existing portfolio of products increased by 13 percent in Second Quarter 2000. Net sales for the six months ended August 31, 1999 ("Six Months 2000"), reached $1.2 billion, a 74 percent increase as compared to the six months ended August 31, 1998 ("Six Months 1999").
     Gross profit rose to $189 million from $103 million in Second Quarter 1999, an increase of $86 million, or 83 percent. The improvement in gross profit was primarily related to sales from the acquisitions and increased beer sales. As a percent of net sales, gross profit reached 30.4 percent in Second Quarter 2000, as compared to 29.5 percent in Second Quarter 1999. The increase in the gross margin resulted primarily from the acquisition of high-margin spirits and fine wine products. Gross profit and gross profit margin for Six Months 2000 were $345 million and 30.0 percent, respectively, compared to $195 million and 29.5 percent in Six Months 1999.
     Selling, general and administrative expenses reached $125 million in Second Quarter 2000, an 86 percent increase from $67 million in Second Quarter 1999. The majority of the increase resulted from the addition of the businesses acquired since December 1998. Selling, general and administrative expenses for Six Months 2000 increased to $236 million from $129 million in Six Months 1999.

     Operating income increased to $64 million for Second Quarter 2000 from $36 million in Second Quarter 1999. For Six Months 2000, operating income was $104 million, compared to $67 million in Six Months 1999. Net interest expense reached $29 million, an increase of $21 million from Second Quarter 1999. The increase in interest expense resulted from approximately $1 billion in additional borrowings associated with the acquisitions the Company made between December 1998 and June 1999. Net interest expense for Six Months 2000 was $51 million, up from $16 million in Six Months 1999.
     As a result of these factors, net income reached $21 million in Second Quarter 2000, a 26 percent increase compared with net income of $17 million in Second Quarter 1999. Earnings per diluted share for Second Quarter 2000 were $1.14, a 30 percent increase over earnings of $0.88 in Second Quarter 1999, benefiting from a decrease in average shares outstanding. Net income and earnings per diluted share for Six Months 2000 were $32 million and $1.73, respectively, versus $30 million and $1.56 for Six Months 1999.
     For financial analysis purposes only, the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") were $84 million in Second Quarter 2000, an increase of $40 million over EBITDA of $44 million in Second Quarter 1999. EBITDA for Six Months 2000 totaled $138 million, an increase of $55 million over EBITDA of $83 million for Six Months 1999. (EBITDA should not be construed as an alternative to operating income or net cash flow from operating activities and should not be interpreted as an indication of operating performance or as a measure of liquidity.)

BARTON RESULTS
     Net sales for Barton for Second Quarter 2000 were $250 million, a 33 percent increase as compared to Second Quarter 1999. Beer sales grew by 26 percent. The Company believes that some of the sales growth was associated with wholesaler inventory build-up in advance of price increases. Spirits sales increased by 55 percent, with most of the increase related to sales associated with the acquisition of spirits brands that was completed in April 1999.
     Operating income grew by 46 percent in Second Quarter 2000 to $42 million, led by increased profits from the growth of beer sales and the addition of profits from the spirits acquisition.
     Barton's net sales and operating income increased to $451 million and $73 million, respectively, for Six Months 2000.

CANANDAIGUA WINE RESULTS
     Net sales for Canandaigua Wine for Second Quarter 2000 increased 6 percent to $170 million. Leading the sales increase were the Company's Arbor Mist fruit-flavored varietal wines and Almaden box wines, as well as strong growth in the Company's international sales.
     Operating income of $10 million in Second Quarter 2000 increased slightly as compared to Second Quarter 1999, as the Company invested incremental gross profits in initiatives to build market share.
     Net sales and operating income for Six Months 2000 were $334 million and $16 million, respectively. Excluding a nonrecurring charge of approximately $3 million, operating income for Six Months 2000 increased to $19 million, up 5 percent from the prior year.

MATTHEW CLARK RESULTS
     The Company acquired control of Matthew Clark in December 1998. Net sales and operating income for Matthew Clark operations were $183 million and $12 million, respectively, in Second Quarter 2000, and $350 million and $19 million, respectively, for Six Months 2000.

FRANCISCAN RESULTS
     The Company completed the acquisitions of Franciscan Estates and Simi Winery in June 1999, both of which are being managed and reported together as the Franciscan division of the Company. Franciscan had net sales of $17 million and operating income of $2 million in Second Quarter 2000.

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing and distribution of beverage alcohol products in North America and the United Kingdom. The Company markets more than 180 premier brands, including imported beers, wines, spirits, cider and bottled water, and is a leading drinks wholesaler in the United Kingdom. Canandaigua Brands can be found on the Internet at www.cbrands.com.

                    CONSOLIDATED FINANCIAL STATEMENTS FOLLOW

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                  August 31,        February 28,
                                                     1999               1999
                                                 (unaudited)         (audited)
                                                 -----------       -------------
ASSETS
------
CURRENT ASSETS:
  Cash and cash investments                      $     4,340       $    27,645
  Accounts receivable, net                           344,652           260,433
  Inventories, net                                   602,257           508,571
  Prepaid expenses and other current assets           74,206            59,090
                                                 -----------       -----------
    Total current assets                           1,025,455           855,739
PROPERTY, PLANT AND EQUIPMENT, net                   553,442           428,803
OTHER ASSETS                                         801,391           509,234
                                                 -----------       -----------
  Total assets                                   $ 2,380,288       $ 1,793,776

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
  Notes payable                                  $    75,077       $    87,728
  Current maturities of long-term debt                17,844             6,005
  Accounts payable                                   150,354           122,746
  Accrued Federal and state excise taxes              41,469            49,342
  Other accrued expenses and liabilities             214,287           149,451
                                                 -----------       -----------
    Total current liabilities                        499,031           415,272
LONG-TERM DEBT, less current maturities            1,274,295           831,689
DEFERRED INCOME TAXES                                110,261            88,179
OTHER LIABILITIES                                     27,752            23,364
STOCKHOLDERS' EQUITY                                 468,949           435,272
                                                 -----------       -----------
  Total liabilities and stockholders' equity     $ 2,380,288       $ 1,793,776

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                   Three Months       Three Months
                                       Ended              Ended
                                  August 31, 1999    August 31, 1998     Percent
                                    (unaudited)        (unaudited)        Change
                                  ---------------    ---------------     -------

Gross sales                          $ 814,845          $ 457,281          78.2%

Net sales                            $ 621,580          $ 349,386          77.9%
Cost of product sold                  (432,452)          (246,150)         75.7%
                                     ---------          ---------
  Gross profit                         189,128            103,236          83.2%
Selling, general and
 administrative expenses              (125,320)           (67,454)         85.8%
Other nonrecurring charges                --                 --             N/A
                                     ---------          ---------
  Operating income                      63,808             35,782          78.3%
Interest expense, net                  (28,640)            (7,425)        285.7%
                                     ---------          ---------
  Income before taxes                   35,168             28,357          24.0%
Provision for taxes                    (14,067)           (11,626)         21.0%
                                     ---------          ---------
  Net income                         $  21,101          $  16,731          26.1%

Earnings per common share:
  Basic                              $    1.17          $    0.90          30.0%
  Diluted                            $    1.14          $    0.88          29.5%

Weighted average common
 shares outstanding:
  Basic                                 18,010             18,589          -3.1%
  Diluted                               18,499             19,051          -2.9%

Segment Information:
Net sales:
  Barton
    Beer                             $ 177,195          $ 141,133          25.6%
    Spirits                             73,011             47,227          54.6%
                                     ---------          ---------
      Net sales                      $ 250,206          $ 188,360          32.8%
  Canandaigua Wine
    Branded                          $ 150,814          $ 140,545           7.3%
    Other                               19,449             20,211          -3.8%
                                     ---------          ---------
      Net sales                      $ 170,263          $ 160,756           5.9%
  Matthew Clark
    Branded                          $  80,879          $    --             N/A
    Wholesale                          102,330               --             N/A
                                     ---------          ---------
      Net sales                      $ 183,209          $    --             N/A
  Franciscan                         $  17,137          $    --             N/A
  Corporate Operations and Other     $   2,003          $     270         641.9%
  Intersegment eliminations          $  (1,238)         $    --             N/A
                                     ---------          ---------
Consolidated net sales               $ 621,580          $ 349,386          77.9%

Operating Income:
  Barton                             $  41,963          $  28,832          45.5%
  Canandaigua Wine                      10,412             10,221           1.9%
  Matthew Clark                         11,980               --             N/A
  Franciscan                             1,571               --             N/A
  Corporate Operations and Other        (2,118)            (3,271)        -35.2%
                                     ---------          ---------
Consolidated operating income        $  63,808          $  35,782          78.3%

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                     Six Months         Six Months
                                        Ended              Ended
                                   August 31, 1999    August 31, 1998    Percent
                                     (unaudited)        (unaudited)       Change
                                   ---------------    ---------------    -------

Gross sales                          $ 1,519,834         $ 880,150         72.7%

Net sales                            $ 1,151,749         $ 662,314         73.9%
Cost of product sold                    (806,499)         (467,017)        72.7%
                                     -----------         ---------
  Gross profit                           345,250           195,297         76.8%
Selling, general and
 administrative expenses                (235,821)         (128,786)        83.1%
Other nonrecurring charges                (5,510)             --            N/A
                                     -----------         ---------
  Operating income                       103,919            66,511         56.2%
Interest expense, net                    (50,675)          (15,952)       217.7%
                                     -----------         ---------
  Income before taxes                     53,244            50,559          5.3%
Provision for taxes                      (21,297)          (20,729)         2.7%
                                     -----------         ---------
  Net income                         $    31,947         $  29,830          7.1%

Earnings per common share:
  Basic                              $      1.78         $    1.60         11.3%
  Diluted                            $      1.73         $    1.56         10.9%

Weighted average common
 shares outstanding:
  Basic                                   17,994            18,669         -3.6%
  Diluted                                 18,459            19,168         -3.7%

Segment Information:
Net sales:
  Barton
    Beer                             $   323,806         $ 259,929         24.6%
    Spirits                              127,149            94,599         34.4%
                                     -----------         ---------
      Net sales                      $   450,955         $ 354,528         27.2%
  Canandaigua Wine
    Branded                          $   295,205         $ 267,343         10.4%
    Other                                 38,617            39,350         -1.9%
                                     -----------         ---------
      Net sales                      $   333,822         $ 306,693          8.8%
  Matthew Clark
    Branded                          $   155,253         $    --            N/A
    Wholesale                            194,753              --            N/A
                                     -----------         ---------
      Net sales                      $   350,006         $    --            N/A
  Franciscan                         $    17,137         $    --            N/A
  Corporate Operations and Other     $     2,889         $   1,093        164.3%
  Intersegment eliminations          $    (3,060)        $    --            N/A
                                     -----------         ---------
Consolidated net sales               $ 1,151,749         $ 662,314         73.9%

Operating Income:
  Barton                             $    73,459         $  54,620         34.5%
  Canandaigua Wine                        16,019            17,661         -9.3%
  Matthew Clark                           19,310              --            N/A
  Franciscan                               1,571              --            N/A
  Corporate Operations and Other          (6,440)           (5,770)        11.6%
                                     -----------         ---------
Consolidated operating income        $   103,919         $  66,511         56.2%

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer


                                        BARTON INCORPORATED

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  September 27, 1999              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None